EXHIBIT 24.1
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                                 Arthur
                                Andersen


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated October 11, 1997 included in Vertex Industries, Inc. Form 10-K for the year ended July 31, 1996 and to all references to our firm included in this registration statement.


                                              S/Arthur Andersen LLP
                                               Arthur Andersen LLP

Roseland, New Jersey
January 20, 1997

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